Exhibit 10.2

AGILE THERAPEUTICS, INC.
AMENDED AND RESTATED

1997 EQUITY INCENTIVE PLAN

1.                                      Purpose.  The purpose of the Agile Therapeutics, Inc. Amended and Restated 1997 Equity Incentive Plan is to enhance the ability of Agile Therapeutics, Inc. (the “Company”) and any subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide compensation and additional incentives to such personnel and to promote the success of the Company.  To accomplish these purposes, this Plan provides a means whereby employees, directors and consultants may receive stock options (“Options”) to purchase shares of the Company’s Common Stock (the “Common Stock”) and awards of shares of Common Stock that are restricted against transfer and/or subject to forfeiture (“Restricted Stock”).

2.                                      Administration.

(a)                                 Composition of the Committee.  This Plan shall be administered by a committee (the “Committee”), which shall be appointed by and serve at the pleasure of the Company’s Board of Directors (the “Board”).  The Committee shall be comprised of two or more members of the Board.  In the event that the Company registers any class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer this Plan.

(b)                                 Authority of the Committee.  The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of this Plan and to decide all questions of fact arising in its application; to determine the employees, directors and consultants to whom awards shall be made and the type, amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of this Plan.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of this Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of a participant’s tax withholding obligations pursuant to Section 13 hereof, (ii) include arrangements to facilitate an optionee’s ability to borrow funds for the payment of the exercise price of an Option, if applicable, from securities’ brokers and dealers, and (iii) include arrangements that provide for the payment of some or all of an Option’s exercise price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of an Option.  All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under this Plan.

(c)                                  Authority of the Board.  Notwithstanding anything to the contrary set forth in this Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board.  All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under this Plan.

3.                                      Stock Subject to This Plan.  Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 10,979,316 shares of Common Stock of the Company (the “Common Stock”), not including the 2,004,969 shares for which options have heretofore been exercised under the Plan.  Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company.  Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares, and any shares of Restricted Stock acquired by the Company prior to the expiration of the applicable restriction period, shall again be available under this Plan.

4.                                      Eligibility To Receive Awards.  Persons eligible to receive Options and Restricted Stock awards under this Plan shall be limited to those consultants, directors, officers and other employees of the Company and any subsidiary (as defined in Section 424 of the Code or any amendment or substitute thereto), who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and any subsidiary. Directors of the Company who are not also employees of the Company or any subsidiary and consultants shall not be eligible to be awarded Incentive Stock Options (as defined in Section 5 hereof).  Notwithstanding anything to the contrary set forth in this Plan, the maximum number of shares of Common Stock for which awards may be granted to any employee in any calendar year under this Plan shall be 2,000,000 shares.

5.                                      Types of Options.  Grants may be made at any time and from time to time by the Committee in the form of Options to purchase shares of Common Stock.  Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto (“Incentive Stock Options”) or Options that are not intended to so qualify (“Nonqualified Stock Options”).

6.                                      Option Agreements.  Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time.  The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion.  Each agreement shall contain in substance the terms and conditions set forth below, as well as such other terms and conditions not inconsistent with this Plan as the Committee, in its sole discretion, may determine:

(a)                                 Type of Option.  Each option agreement shall identify the Options represented thereby as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

(b)                                 Option Price.  Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby.  Subject to the limitation set forth in Section 6(d)(ii) hereof, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock, if any.  The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 85% of the fair market value of such stock on the date the Option is granted, as determined by the Committee.  For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal or if not so reported, as reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System, or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board pursuant to Section 422 of the Code.

(c)                                  Exercise Term.  Each option agreement shall state the period or periods of time within which the Option shall vest and may be exercised, in whole or in part, which shall be such a period or periods of time as may be determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof.  Subject to the requirements set forth in the Plan, the Committee shall have the power to permit:  (i) the exercise of unvested Options, or portions thereof, for the purchase of shares of restricted Common Stock subject to a repurchase right in favor of the Company, with the repurchase price being equal to the lesser of (x) the original purchase price or (y) the Fair Market Value of the shares on the date of repurchase, and/or to any other restrictions as the Committee deems to be appropriate, and (ii) the acceleration of previously established exercise terms, in each case upon such circumstances and subject to such terms and conditions as the Committee shall determine.

(d)                                 Incentive Stock Options.  In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Option as a tax-favored option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder), including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored option within the meaning of Section 422 of the Code or any substitute therefor:

(i)                                     The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

(ii)                                  No Incentive Stock Options shall be granted to any employee if, at the time the Option is granted, the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or its subsidiaries unless, at the time such Option is granted, the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

(iii)                               No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code or any substitute therefor) after termination of employment.

(e)                                  Substitution of Options.  Options may be granted under this Plan from time to time in substitution for stock options held by directors, consultants and employees of other corporations who are about to become, and who do concurrently with the grant of such options become, directors, consultants or employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary, or the acquisition by the Company or a subsidiary of the assets or capital stock of the employing corporation or a subsidiary of the employing corporation.  The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

7.                                      Date of Grant.  The date on which an Option shall be deemed to have been granted under this Plan shall be the date of the Committee’s authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized.  Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

8.                                      Exercise and Payment for Shares.  Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased.  The purchase price of the shares with respect to which an Option is exercised shall be payable in full at the time notice is given in cash, by promissory note, by Common Stock at fair market value, or by a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose.  The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to pay the purchase price for shares of Common Stock acquired upon the exercise of the Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price for the portion of the Option being exercised and any tax withholding resulting from such exercise.  The recipient of any Option under this Plan shall have no rights as a stockholder unless and until such Option is duly exercised and certificates for shares of Common Stock are issued and delivered upon exercise of the Option.

9.                                      Rights upon Termination of Service.  In the event that an optionee ceases to be a consultant, director, officer or employee of the Company or any subsidiary, for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee.  In the event that an optionee dies, becomes disabled or, in the case of any employee, retires prior to the expiration of his or her Option and without having fully exercised the Option, the optionee or the optionee’s successor shall have the right to exercise the Option during its term within a period of one year after termination of service due to death, disability (within the meaning of Section 22(e)(3) of the Code) or, in the case of an employee, retirement, in each case only to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions as may be specified by the Committee.  As used in this Section 9, “retirement”

means a termination of employment by reason of an optionee’s retirement at or after the optionee’s earliest permissible retirement date pursuant to and in accordance with regular retirement plan or personnel practices of the optionee’s employer.  Notwithstanding the provisions of Section 6(d)(iii) hereof, an Incentive Stock Option may be exercised more than three months after termination of employment due to retirement, as provided in this Section 9, but in that event, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

10.                               General Restrictions.  Each Option granted under this Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.                               Non-Assignability.  No Option granted under this Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve.  During the life of the recipient, such Option shall be exercisable only by such person or by such person’s guardian or legal representative.

12.                               Restricted Stock Awards.  Awards of Restricted Stock under this Plan shall consist of shares of Common Stock, issued by the Company free of any purchase price or for such purchase price as shall be established by the Committee, that are restricted against transfer, subject to forfeiture or repurchase by the Company, and/or subject to other terms and conditions not inconsistent with this Plan.  Each award of Restricted Stock shall be evidenced by a written restricted stock agreement in such form as the Committee shall approve from time to time, which agreement shall contain in substance the following terms and conditions:

(a)                                 Restrictions.  Shares of Restricted Stock awarded pursuant to this Plan (including securities received by holders thereof with respect to shares of Restricted Stock as a result of any stock dividend, stock split or other form of recapitalization) shall be subject to such terms, conditions and restrictions, including, without limitation, prohibitions against transfer, substantial risks of forfeiture or repurchase by the Company, attainment of Company or individual performance objectives and/or continuation of service requirements as shall be determined by the Committee.  The restricted stock agreement shall specify the terms and conditions upon which any restrictions upon shares of Restricted Stock awarded under this Plan shall lapse, as determined by the Committee.  Upon the lapse of such restrictions, the stock certificate(s) representing the shares of Common Stock comprising the Restricted Stock, free of the restrictive legend, shall be delivered to the grantee.  The Committee shall have the power to permit, in its discretion, the removal of any restriction or the acceleration of the expiration of any applicable restriction period with respect to all or any part of the shares of Restricted Stock awarded under this Plan.

(b)                                 Restrictions upon Transfer.  No shares of Restricted Stock nor the right to vote such shares or to receive dividends thereon may be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided, until all restrictions are terminated or lapse.  Notwithstanding the foregoing, and except as otherwise provided in this Plan or determined by the Committee, a holder of Restricted Stock shall have all the other rights of a holder of Common Stock, including, but not limited to, the right to receive cash dividends and the right to vote such shares.

(c)                                  Escrow.  The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing shares of Restricted Stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate lapse or shall have been terminated.

(d)                                 Stock Certificates.  Each certificate issued in respect of Restricted Stock awarded under this Plan shall bear a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN AN AGREEMENT BETWEEN AGILE THERAPEUTICS, INC. AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(e)                                  Termination of Services Prior to Lapse of Restrictions.  In the event that a grantee of Restricted Stock shall no longer be an employee, director or consultant of the Company, as the case may be, prior to the lapse of the restrictions determined pursuant to Section 12(a), all shares of Restricted Stock as to which there still remain unlapsed restrictions shall be forfeited to the Company by such grantee without payment of any consideration by the Company, or shall subject to repurchase by the Company, as the Committee shall determine, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such shares.

13.                               Withholding.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option.  Any such election shall be irrevocable and shall be subject to the disapproval of the Committee at any time.  Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

14.                               Right To Terminate Services.  Nothing contained in this Plan or in any agreement entered into pursuant to this Plan shall confer upon any participant the right to continue in the service of the Company or any subsidiary or affect any right that the Company or any subsidiary may have to terminate the services of any participant.

15.                               Non-Uniform Determinations.  The Committee’s determinations under this Plan (including without limitation determinations of the persons to receive Options and Restricted Stock, the form, amount and timing of such awards, the terms and provisions of Options and Restricted Stock, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options and awards of Restricted Stock under this Plan whether or not such persons are similarly situated.

16.                               Adjustments.

(a)                                 Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under this Plan but as to which no Options or Restrict Stock awards have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option or Restricted Stock award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.  The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his or her Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

(c)                                  Sale or Merger.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to:  (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option holder shall have the right to exercise the Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of the Option prior to such date.

17.                               Amendment.  The Board may terminate or amend this Plan at any time with respect to shares as to which Options and/or shares of Restricted Stock have not been awarded, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option or shares of Restricted Stock, alter or impair any Option or Restricted Stock award previously granted under this Plan, except as specifically authorized herein.

18.                               Conditions upon Issuance of Shares.

(a)                                 Compliance with Securities Laws.  Shares of the Company’s Common Stock shall not be issued pursuant to the exercise of an Option or Restricted Stock award unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock of the Company may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Option or the receipt of shares of Restricted Stock, the Company may require the participant to represent and warrant that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares.

19.                               Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of this Plan.  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

20.                               Effect on Other Plans.  Participation in this Plan shall not affect a participant’s eligibility to participate in any other benefit or incentive plan of the Company.  Any Option grant or Restricted Stock award under this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

21.                               Duration of This Plan.  This Plan shall remain in effect until all restrictions applicable to Restricted Stock awards and all Options grants have been satisfied by the issuance of shares, but no Option shall be granted or Restricted Stock issued more than ten years after the earlier of the date this Plan is adopted by the Company or is approved by the Company’s stockholders.

22.                               Forfeiture for Dishonesty.  Notwithstanding anything to the contrary in this Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any participant, that the participant has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of the optionee’s employment or retention by the Company or any subsidiary that damaged the Company or any subsidiary or that the participant has disclosed trade secrets of the Company or any subsidiary, the participant shall forfeit all unexercised Options and all Restricted Stock for which the restrictions have not yet expired.  The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final.  No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary in any manner.

23.                               No Prohibition on Corporate Action.  No provision of this Plan shall be construed to prevent the Company or any officer or director from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company’s best interest, whether or not such action could have an adverse effect on this Plan or any Option grants or Restricted Stock awards hereunder, and no participant or participant’s estate, personal representative or beneficiary shall have any claim against the Company or any officer or director as a result of the taking of such action.

24.                               Indemnification.  With respect to the administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on the part of such person to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of, any action, suit or proceeding in which such person may be involved by reason of such person’s being or having been a member of the Committee and the Board, whether or not such person continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which such person shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board unless, within 60 days after institution of any such action, suit or proceeding, such member shall have offered the Company in writing the opportunity to handle and defend the matter at its own expense.  The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

25.                               Miscellaneous Provisions.

(a)                                 Compliance with Plan Provisions.  No participant or other person shall have any right with respect to this Plan, the Common Stock reserved for issuance under this Plan or in any Option or Restricted Stock award until a written option or restricted stock agreement (as the case may be) shall have been executed by the Company and the participant and all the terms, conditions and provisions of this Plan and the Option applicable to such participant (and each person claiming under or through such participant) have been met.

(b)                                 Approval of Counsel.  In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company, or other forms of payment shall be issued hereunder with respect to any Option or Restricted Stock award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(c)                                  Compliance with Rule 16b-3.  To the extent that Rule 16b-3 under the Exchange Act applies to this Plan or to Option grants or Restricted Stock awards under this Plan, it is the intention of the Company that this Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that, if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

(d)                                 Effects of Acceptance of Option.  By accepting any Option, Restricted Stock or other benefit under this Plan, each participant and each person claiming under or through an participant shall be conclusively deemed to have indicated such person’s acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board and/or the Committee or its delegates.

(e)                                  Construction.  The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

26.                               Stockholder Approval.  The Company shall submit this Plan to the stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code and the regulations thereunder.  The exercise of any Incentive Stock Option granted under this Plan shall be subject to the approval of this Plan by the stockholders.

Date of Adoption of Plan by Board of Directors - December 5, 1997.

Date of Approval of Plan by Stockholders - December 8, 1997.

Date of Adoption of Amendment by Board of Directors - February 7, 2001.

Date of Approval of Amendment by Stockholders - February 7, 2001.

Date of Adoption of Amendment by Board of Directors - July 15, 2003.

Date of Approval of Amendment by Stockholders - July 15, 2003.

Date of Adoption of Amendment by Board of Directors —January 20, 2004.

Date of Approval of Amendment by Stockholders — January 20, 2004.

Date of Adoption of Amendment by Board of Directors — May 27, 2004.

Date of Approval of Amendment by Stockholders — May 28, 2004.

Date of Adoption of Amendment by Board of Directors — May 8, 2006.

Date of Approval of Amendment by Stockholders — May 8, 2006.

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT, effective as of                           , is made by and between Agile Therapeutics, Inc. (the “Company”), a Delaware corporation, and                          (the “Employee”), an employee of the Company.

RECITALS:

WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of the Company’s Common Stock; and

WHEREAS, the Company wishes to carry out the Company’s Amended and Restated 1997 Equity Incentive Plan, as amended (the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee (as hereinafter defined) has determined that it would be in the best interest of the Company to grant the incentive stock option provided for herein to the Employee as an incentive for increased efforts during the Employee’s employment by the Company, subject to the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below:

“Acquisition” shall mean (i) a consolidation or merger of the Company in a transaction in which the stockholders of the Company receive cash, securities or other consideration in exchange for their shares in the Company, or (ii) a sale, conveyance or disposition of all or substantially all of the assets of the Company to another person or persons as an entirety, as the result of which the stockholders of the Company receive cash, securities or other consideration, or (iii) the grant by the Company of an exclusive license to a third party with respect to all or a substantial portion of the assets of the Company in the United States, or (iv) the effectuation by the Company or its stockholders of a transaction or series of related transactions in which all or substantially all of the shares of the stockholders of the Company are disposed of in exchange for cash, securities or other consideration.

“Act” shall mean the Securities Act of 1933, as amended.

“Code” shall mean the Internal Revenue Code of 1986, as it may be hereafter amended.

“Committee” shall mean the Committee established in accordance with Section 2(a) of the Plan, if one has been appointed, or the Board of Directors of the Company if no such committee has been appointed.

“Common Stock” shall mean the Company’s Common Stock, $.0001 par value.

“Option” shall mean the incentive stock option granted under this Agreement.

“Plan” shall mean the Agile Therapeutics, Inc. Amended and Restated 1997 Equity Incentive Plan.

“Stockholders Agreement” shall mean the Amended and Restated Stockholders Agreement dated as of May 11, 2006, as amended, among the Company and its stockholders or any subsequent Stockholders Agreement among the Company and its stockholders then in effect.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

ARTICLE 2

GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s employment by the Company and for other good and valuable consideration, on the date hereof the Company grants to the Employee the Option to purchase any part or all of a total of                shares of the Company’s Common Stock upon the terms and conditions set forth in this Agreement.  The Option shall be subject in all respects to the provisions of this Agreement and of the Plan.  The Option is intended to be an incentive stock option under Section 422 of the Code.

2

Section 2.2 - Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be $         per share.

Section 2.3 - Adjustments in Option

The number of shares subject to issuance upon exercise of the Option and the purchase price thereof are subject to adjustment in accordance with Section 16 of the Plan.

ARTICLE 3

EXERCISABILITY OF OPTIONS

Section 3.1 - Commencement of Exercisability

(a)                                 Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows:                                                                                       .

(b)                                 No portion of the Option that is not exercisable at the time of the Employee’s Termination of Employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability

Upon vesting, the installments provided for in Section 3.1 shall be cumulative.  Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent after the first to occur of the following events:

(a)                                 The expiration of ten years from the date the Option was granted;

(b)                                 The expiration of three months after the date of the Employee’s Termination of Employment unless such Termination of Employment results from the Employee’s retirement, death or disability (within the meaning of Section 22(e)(3) of the Code); or

(c)                                  The expiration of one year from the date of the Employee’s Termination of Employment by reason of the Employee’s retirement, death or disability (within the meaning of Section 22(e)(3) of the Code).

Section 3.4 - Acceleration of Exercisability

If an Acquisition shall occur prior to the termination of the Option pursuant to Section 3.3, the Option shall vest in full and become immediately exercisable upon such Acquisition, irrespective of whether the Option, or any portion thereof, had yet become exercisable pursuant to Section 3.1.

3

ARTICLE 4

EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof.  After the death of the Employee, any portion of the Option that is exercisable on the date of the Employee’s death may, prior to the time when the Option may no longer be exercised pursuant to the provisions of Section 3.2, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised at any time prior to the time when the Option or portion thereof may no longer be exercised pursuant to the provisions of Article 3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion may no longer be exercised pursuant to the provisions of Article 3:

(a)                                 Notice in writing signed by the Employee or the other person then entitled to exercise the Option, stating that the Option or a portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)                                 (i)                                     Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised; or

(ii)                                  If the Committee shall so permit, shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

(iii)                               If the Committee shall so permit, a combination of the consideration provided in the foregoing Sections 4.3(b)(i) and 4.3(b)(ii);

(c)                                  A bona fide written representation and agreement in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for the Employee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any

4

loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above.  The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations.  Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the shares acquired upon the exercise of the Option does not violate the Act and may issue stop-transfer orders covering such shares.  Share certificates evidencing Common Stock issued upon the exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and Section 5.2 and the agreements herein and therein.  The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act and such registration is then effective in respect of such shares;

(d)                                 A written Joinder to the Stockholders Agreement, as provided in Section 5.2 hereof; and

(e)                                  In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person other than the Employee, appropriate proof of the right of such person to exercise the Option.

Section 4.4 - Conditions to Issuance of Shares

The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or treasury shares.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)                                 The admission of such shares to listing on all stock exchanges on which such class of stock shall then be listed;

(b)                                 The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)                                  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)                                 The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

5

Section 4.5 - Rights as Stockholder

The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.

ARTICLE 5

TRANSFER OF OPTIONS AND SHARES

Section 5.1 - Options Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition shall be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.2 - Joinder to Stockholders Agreement

As a condition to the exercise of the Option or any portion thereof, the Employee or other person entitled to exercise the Option shall enter into a written Joinder to the Stockholders Agreement.

Section 5.3 - Stock Repurchase Rights

The Employee agrees that, if any shares of Common Stock purchased by the Employee upon the exercise of the Option shall be outstanding and owned by the Employee, the Employee’s estate or any of the Employee’s Permitted Transferees (as defined in the Stockholders Agreement) at the time of the Employee’s Termination of Employment, upon receipt by the Employee of written notice from the Company given at any time during the one-year period after the Employee’s Termination of Employment, the Employee, or the Employee’s personal representative or Permitted Transferee, if applicable, shall be obligated to sell to the Company or its designee all or any portion of the shares of Common Stock of the Company owned by the Employee, the Employee’s estate or any of the Employee’s Permitted Transferees at the time of the Employee’s Termination of Employment for a purchase price equal to the fair market value per share of such Common Stock, as determined in good faith by the Board of Directors of the Company.  The purchase price shall be paid in cash at the closing.  The closing of such purchase shall take place at the principal offices of the Company on the 30th day following the date of the Company’s notice, or if that day is not a business day, then on the next business day.  The provisions of this Section 5.3 shall survive the exercise of the Option.

6

Section 5.4 - Notification of Disposition

The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired upon the exercise of the Option if such disposition or transfer is made (a) within two years from the date of granting the Option with respect to such shares or (b) within one year after the transfer of such shares to the Employee.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.5 - Holdback Agreement

If the Company at any time shall register shares of Common Stock or other securities under the Act for sale to the public, the Employee agrees that, at the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Employee will not sell, make any short sale of, grant an option for the purchase of, loan, pledge or otherwise dispose of or encumber any shares of Common Stock purchased or purchasable upon the exercise of the Option without the prior written consent of the Company or the managing underwriter of the offering, as the case may be, for a period designated in writing to the Employee, which period shall not begin more than ten days prior to the effectiveness of the registration statement pursuant to which such public offer will be made and shall not last more than 180 days after the effective date of such registration statement.  If so requested, the Employee will also enter into a separate written agreement to such effect in form and substance requested by the Company or the managing underwriter of the offering, as the case may be.

ARTICLE 6

MISCELLANEOUS

Section 6.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 6.2 - Withholding

All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

7

Section 6.3 - No Right of Continued Employment

Nothing contained in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 6.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto.  By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party.  Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 6.4.  Any notice shall have been deemed duly given when enclosed in a properly sealed envelope and addressed as aforesaid, deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).

Section 6.5 - Survival

Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.

Section 6.6 - Successors and Assigns

This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Employee.

Section 6.7 - Entire Agreement

This Agreement and the Plan sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties regarding the Option.

Section 6.8 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

8

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AGILE THERAPEUTICS, INC.

By:

Title:

Address of Employee:

Employee’s Taxpayer
Identification Number:

9